Exhibit *

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin M. Broadwater, Joshua D. Ratner, Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his name, place and stead, to sign any and all Registration Statements of PIMCO Variable Insurance Trust and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 10, 2016

/s/ George E. Borst	/s/ Douglas M. Hodge
George E. Borst	Douglas M. Hodge
Trustee, PIMCO Variable Insurance Trust	Trustee, PIMCO Variable Insurance Trust

/s/ E. Philip Cannon	/s/ Gary F. Kennedy
E. Philip Cannon	Gary F. Kennedy
Trustee, PIMCO Variable Insurance Trust	Trustee, PIMCO Variable Insurance Trust

/s/ Jennifer Holden Dunbar	/s/ Peter B. McCarthy
Jennifer Holden Dunbar	Peter B. McCarthy
Trustee, PIMCO Variable Insurance Trust	Trustee, PIMCO Variable Insurance Trust

/s/ Brent R. Harris	/s/ Ronald C. Parker
Brent R. Harris	Ronald C. Parker
Trustee, PIMCO Variable Insurance Trust	Trustee, PIMCO Variable Insurance Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin M. Broadwater, Joshua D. Ratner, Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his name, place and stead, to sign any and all Registration Statements of PIMCO Variable Insurance Trust and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 10, 2016

/s/ Peter G. Strelow
Peter G. Strelow
President, PIMCO Variable Insurance Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin M. Broadwater, Joshua D. Ratner, Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his name, place and stead, to sign any and all Registration Statements of PIMCO Variable Insurance Trust and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 10, 2016

/s/ Trent W. Walker
Trent W. Walker
Treasurer, PIMCO Variable Insurance Trust